Factored Accounts and Receivables	12 Months Ended
Nov. 30, 2014
Factored Accounts and Receivables
FACTORED ACCOUNTS AND RECEIVABLES

6. Factored Accounts and Receivables.

        Factored accounts and receivables consisted of the following (in thousands):

	November 30, 2014	November 30, 2013
Non-recourse receivables assigned to factor	$14,314	$15,456
Client recourse receivables	1,919	55

Total receivables assigned to factor	16,233	15,511
Allowance for customer credits	(5,128)	(1,767)

Factor accounts receivable, net of allowance	$11,105	$13,744

Non-factored accounts receivable	$2,123	$3,702
Allowance for customer credits	(766)	(253)
Allowance for doubtful accounts	(78)	(30)

Accounts receivable, net of allowance	$1,279	$3,419

        Of the total amount of receivables sold by us as of November 30, 2014 and November 30, 2013, we hold the risk of payment of $1,919,000 and $55,000, respectively, in the event of non-payment by the customers.

        Prior to our acquisition of Hudson on September 30, 2013, our Joe's Sub was a party to an accounts receivable factoring agreement and an inventory security agreement with CIT. The agreements prior to September 30, 2013 were structured so that we had the ability to obtain cash by selling to CIT certain of our accounts receivable and advances for up to 50 percent of the value of certain eligible inventory. The accounts receivables were sold for up to 85 percent of the face amount on either a recourse or non-recourse basis depending on the creditworthiness of the customer. CIT permitted us to sell our accounts receivables at the maximum level of 85 percent and allowed advances of up to $6,000,000 for eligible inventory. CIT had the ability, in its discretion at any time or from time to time, to adjust or revise any limits on the amount of loans or advances made to us pursuant to both of these agreements and to impose surcharges on our rates for certain of our customers. In addition, cross guarantees were executed by and among us and all of our parent and subsidiaries to guarantee each entity's obligations. In connection with the agreements prior to September 30, 2013, certain assets were pledged to CIT, including our entire inventory, merchandise and/or goods, including raw materials through finished goods and receivables. However, our trademarks were not encumbered under those agreements.

        This accounts receivable agreement could be terminated by CIT upon 60 days' written notice or immediately upon the occurrence of an event of default as defined in the agreement. In June 2013, we entered into an amendment to the accounts receivable agreement that permitted us to terminate the accounts receivable agreement upon 30 days' written notice prior to September 30, 2013, or thereafter upon 60 days' written notice provided that the minimum factoring fees have been paid for the respective period or if CIT fails to fund us for five consecutive days. The inventory agreement could be terminated once all obligations were paid under both agreements or if an event of default occurred as defined in the agreement. On September 30, 2013, we entered into an amended and restated factoring agreement with CIT that amended and restated our existing factoring agreement and replaced all prior agreements relating to factoring and inventory security.

        Under the agreements that terminated on September 30, 2013, we paid to CIT a factoring rate of 0.55 percent for accounts for which CIT had the credit risk, subject to discretionary surcharges, up to $40,000,000 of invoices factored, 0.50 percent over $40,000,000 of invoices factored and 0.35 percent for accounts for which we had the credit risk. The interest rate associated with borrowings under the inventory lines and factoring facility was 0.25 percent plus the Chase prime rate, which was 3.25 percent prior to September 30, 2013. In the event we needed additional funds, we also had a letter of credit facility with CIT to allow us to open letters of credit for a fee of 0.25 percent of the letter of credit face value with international and domestic suppliers, subject to our overall availability.

Amended and Restated Factoring Agreement

        On September 30, 2013, we entered into an amended and restated factoring agreement with CIT, which replaces all prior agreements relating to factoring and inventory security. The amended and restated factoring agreement provides that we sell and assign to CIT certain of our accounts receivable, including accounts arising from or related to sales of inventory and the rendition of services. We will pay a factoring rate of 0.50 percent for accounts for which CIT bears the credit risk, subject to discretionary surcharges, and 0.35 percent for accounts for which we bear the credit risk, but in no event less than $3.50 per invoice. The amended and restated factoring agreement may be terminated by CIT upon 60 days' written notice or immediately upon the occurrence of an event of default as defined in the agreement. The accounts receivable agreement may be terminated by us upon 60 days' written notice prior to September 30, 2018 or annually with 60 days' written notice prior to September 30th of each year thereafter. The amended and restated factoring agreement remains effective until it is terminated. As of November 30, 2014, our cash balance was $1,054,000 and our cash availability with CIT was approximately $12,000,000. This amount with CIT fluctuates on a daily basis based upon invoicing and collection related activity by CIT on our behalf for the receivables sold.

        In November 2014, we received an initial notice of default and event of default and demand for payment of default interest from Garrison, as term loan agent, under the Term Loan Credit Agreement. As a result of the event of default under the Term Loan Credit Agreement, this also triggered a default and an event of default under the terms of the Revolving Credit Agreement with CIT. As a result of such default and event of default, both of CIT and Garrison have reserved their respective rights to exercise any and all remedies available to it under their respective agreements and have demanded payment of interest under those agreements at the default rate of interest. On February 10, 2015, we received additional notices of default and events of default for failure to comply with certain financial and other covenants and a demand for continued payment of default interest from both Garrison and CIT.